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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
Filed by a party other than the Registrant
Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-12

Document Security Systems, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Rochester, New York
November 14, 2005

The annual meeting of the stockholders of Document Security Systems, Inc., will be held on Thursday, December 8, 2005, at 11:00 a.m. at the office premises of Document Security Systems, Inc., 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 for the purposes of:

1.	Electing six directors to hold office until the next annual meeting of stockholders;

2.
Considering and voting upon a proposal to amend the Document Security Systems’ 2004 Employee Stock Option Plan to, among other things, increase the number of authorized shares by 1,000,000 shares and allow for the grant of restricted stock awards;

3.	Considering and voting upon a proposal to amend Document Security Systems 2004 Non-Executive Director Stock Option Plan to, among other things, allow for the grant of restricted stock awards;

4.	Considering and voting upon a proposal to ratify Freed Maxick & Battaglia, CPAs PC as the Company’s independent public accountants for the fiscal year ending December 31, 2005; and

5.	Transacting such other business as may properly come before the meeting.

Stockholders of record at the close of business on October 24, 2005, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.

A copy of Document Security System’s Annual Report on Form 10-KSB for fiscal year ended December 31, 2004 accompanies this notice.

By Order of the Board of Directors
Patrick White
Chairman and Chief Executive Officer

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

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DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT FOR THE COMPANY’S
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 8, 2005

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposal on which our board of directors would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on December 8, 2005 at 11:00 a.m. local time at 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about November 14, 2005 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to Document Security Systems, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of common stock of the Company, par value $.02 per share (“Common Stock”), on October 24, 2005 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 12,395,561 shares of Common Stock outstanding on October 24, 2005. All shares of Common Stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Management” on page three (3) of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Thomas M. Wicker, Secretary of the Company, and/or Patrick White, Chief Executive Officer and Chairman of the Company, as your representative at the annual meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we think that it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of board of directors, the amendment of two stock option plans – an employee stock option plan and a non-executive director stock option plan (collectively, the “Stock Option Plans”) – and the ratification of the Company’s independent public accountants for the fiscal year ending December 31, 2005.

We will also transact any other business that properly comes before the annual meeting.

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How does the board of directors recommend that I vote?

Our board of directors unanimously recommends that the stockholders vote “for” the nominees for director, “for” the proposals to amend the Stock Option Plans and “for” the ratification of the Company’s independent public accountants for the fiscal year ending December 31, 2005.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on October 24, 2005 your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If on October 24, 2005, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I Vote?

(1)	You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

—	as you instruct, and

—	according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

—	for the six (6) nominees to the board, all of whom are presently serving on the board;

—	to approve the amendment of the Stock Option Plans;

—	to approve the ratification of the Company’s independent public accountants for the fiscal year ending December 31, 2005; and

—	according to the best judgment of either Mr. Wicker or Mr. White if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

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(2)	You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

—	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date,

—	signing another proxy card with a later date and returning it before the polls close at the annual meeting, or attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the election of directors, the amendment to the Stock Option Plans and the ratification of the Company’s independent public accountants.

How many stockholders are needed either in person or by proxy to hold the annual meeting?

To hold the annual meeting and conduct business, a majority of the Company’s outstanding shares of Common Stock entitled to vote, in person or represented by proxy, must be present at the annual meeting. This is called a quorum.

Shares are counted as present at the annual meeting if the stockholder either:

—	is present and votes in person at the annual meeting, or

—	has properly submitted a proxy card.

How many votes are required to elect the nominated persons to the Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote in the election are required to elect each director.

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How many votes are required to amend the Stock Option Plans?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote are required to amend the Stock Option Plans. Under the American Stock Exchange rules, brokers may not vote shares on the approval of the amendment to the 2004 Employee Stock Option Plan (Proposal No. 2) or on the approval of the amendment to the 2004 Non-Executive Director Stock Option Plan (Proposal No. 3) absent instructions from the beneficial owner.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote are required to ratify Freed Maxick & Battaglia, CPAs, PC as the Company’s independent public accountants for the year ending December 31, 2005.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the stockholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for amendment of the Stock Option Plans, “for” the nominees on the proxy card and “for” the ratification of the Company’s independent public accountants for the fiscal year ending December 31, 2005.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610 or by sending a letter to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York, 14614, with any questions about proposals described in this proxy statement or how to execute your vote.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the office premises of Document Security Systems, Inc., 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 on Thursday, December 8, 2005, at 11:00 a.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first sent to stockholders on or about November 14, 2005.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail, and the Company will bear all attendant costs.

RECORD DATE

Stockholders of record at the close of business on October 24, 2005, will be entitled to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, Thomas M. Wicker and Patrick White, or either one of them who acts, will vote:

(1)
FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2006 annual meeting of stockholders (or until successors are duly elected and qualified);

(2)
FOR the amendment to, among other things, increase the number of authorized shares under the Document Security Systems 2004 Employee Stock Option Plan by 1,000,000 shares and to allow for the grant of restricted stock awards;

(3)	FOR the amendment of the Document Security Systems 2004 Non-Executive Director Stock Option Plan to, among other things, allow for the grant of restricted stock awards;

(4)	FOR ratification of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent public accountants for the year ending December 31, 2005; and

(5)	According to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

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VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF
AND CUMULATIVE VOTING RIGHTS

As of October 24, 2005, there were 12,395,561 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under New York state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors.

Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against the nominee for a director. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

As of October 24, 2005, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners of more than 5% of the outstanding Common Stock, each having sole voting and dispositive power over such Common Stock, except as indicated in the footnotes hereto:

Name	Common Stock Owned		Percentage of Outstanding Common Stock Owned

Patrick White	821,100	(1)	6.6%
c/o Document Security Systems
28 Main St. East, Ste 1525
Rochester, NY 14614

Thomas M. Wicker	935,000		7.5%
c/o Document Security Systems
28 Main St. East, Ste 1525
Rochester, NY 14614

Vera Neuman	1,000,000		8.1%

Robert B. Fagenson	1,007,500	(2)	8.1%

Martin Vegh	1,000,000		8.1%

Charles M. LaLoggia	1,586,610		12.8%

(1)	Includes 20,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(2)	Includes 7,500 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

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SECURITY OWNERSHIP OF MANAGEMENT

The following table represents beneficial ownership of Common Stock by each director and nominee for election as a director, by each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes hereto).

Unless otherwise noted, the security information is given as of October 24, 2005 and, in the case of percentage ownership, is based on 12,395,561 shares of Common Stock issued and outstanding.

Name	Common Stock Owned		Percentage of Outstanding Common Stock Owned

Patrick White	821,100	(1)	6.6%
c/o Document Security Systems
28 Main St. East, Ste 1525
Rochester, NY 14614

Thomas M. Wicker	935,000		7.5%
c/o Document Security Systems
28 Main St. East, Ste 1525
Rochester, NY 14614

Alan E. Harrison	13,750	(2)	Less than 1%

Timothy Ashman	12,600	(3)	Less than 1%

Robert B. Fagenson	1,007,500	(4)	8.1%

Ira A. Greenstein	7,500	(5)	Less than 1%

All Executive Officers and Directors (7 persons) as a Group	2,807,450	(6)	22.5%

(1)	Includes 20,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(2)	Consists of 13,750 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(3)	Includes 10,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(4)	Includes 7,500 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(5)
Consists of 7,500 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days. Does not include shares of common stock owned by IDT Venture Capital Corporation of which Mr. Greenstein disclaims beneficial ownership. Mr. Greenstein is an executive officer and director of IDT Corporation, which is the ultimate parent of IDT Venture Capital Corporation.

(6)
Includes all shares of Common Stock and Common Stock issuable upon the exercise of stock options exercisable within 60 days held by the persons listed in the table above, and 10,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days held by certain executive officers.

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PROPOSAL 1 — ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

The Company’s By-laws currently specify that the number of Directors shall be three and no more than six persons, subject to amendment by the Board of Directors. The Company’s Board of Directors currently consists of six persons. The Company’s By-laws provide that any vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Proxies solicited by the Company for the election of Directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

The following table shows for each nominee and director continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed a director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), and his directorships with other companies whose securities are registered with the Securities and Exchange Commission (“SEC”). Each director is elected or nominated to the Board of Directors until the following annual meeting of stockholders.

NOMINEES TO BE ELECTED TO SERVE AS DIRECTOR UNTIL
THE NEXT ANNUAL MEETING

Name	Age	Positions

Patrick White	52	Chairman of the Board, President, Chief Executive Officer and Interim Chief Financial Officer
Thomas M. Wicker	44	Vice President and Director
Alan E. Harrison	56	Director
Timothy Ashman	63	Director
Robert B. Fagenson	57	Director
Ira A. Greenstein	45	Director

The principal occupation and business experience for each executive officer and director, for at least the past five years, follows:

Patrick White was named President, Chairman, Chief Executive Officer and Interim Chief Financial Officer of Document Security Systems, Inc., in August 2002. A former financial services and printing industry executive, he had previously spent 23 years at Rochester Community Savings Bank, which was later acquired by Charter One Bank. During his tenure, the bank grew from an $800 million private thrift to a $4 billion publicly held institution. Since 1989, Mr. White operated four printing companies, updating his original traditional offset printing companies to a state-of-the-art digital imaging operation. Since 1990, he worked in the research and development of various document security technologies and began marketing security print products in 1994. He holds both a B.S. in Accounting and an MBA from Rochester Institute of Technology.

Thomas M. Wicker joined our company as Vice President and Director in August 2002. He has worked as a document security scientist for over 20 years. Prior to joining us, he worked for the document security consulting firm, Thomas M. Wicker Enterprises. Currently, Mr. Wicker serves as a Vice President, Chief Technology Officer and Secretary of the Company, directing the technical operations behind our patented document security properties. Mr. Wicker has consulted for the Federal Bureau of Investigation, the Central Intelligence Agency, Moore Business Forms, American Bank Note Company and various other government and high-end corporate security printers.

Alan E. Harrison was appointed to our Board of Directors in May 2003. For more than the past five years, Mr. Harrison has been the Digital Printing and Publishing Sales Specialist for IKON Office Solutions, Inc., in Rochester, New York.

Timothy Ashman was appointed to our Board of Directors in January 2004. Mr. Ashman was employed by HSBC Bank USA, formerly Marine Midland Bank, from 1964 until his retirement as Vice President in

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2001. During his career in banking, he concentrated in branch banking administration, commercial lending, and municipal finance and government banking. Mr. Ashman is a graduate of the University of Rochester, with a B.A. in Business Administration and is also a graduate of the Stonier School of Banking at Rutgers University. Since his retirement in 2001, he has been a consultant to Raymond Wager, CPA, P.C., a Rochester, New York firm which specializes in auditing school districts, municipalities, and foundations.

Robert B. Fagenson is the Chairman and President of Fagenson & Company, a New York Stock Exchange member brokerage firm. Mr. Fagenson is also Vice Chairman of Van der Moolen Specialists USA, LLC, the fourth-largest New York Stock Exchange specialist firm. Mr. Fagenson formerly served as a Director and Vice Chairman of the New York Stock Exchange. Mr. Fagenson is currently the vice chairman of VDM Specialists, a member firm of the New York Stock Exchange. Mr. Fagenson also serves as a member of the Board of Directors for Rent-Way Inc. Mr. Fagenson was appointed to our Board of Directors in September 2004.

Ira A. Greenstein is President and a Director of IDT Corporation (NYSE: IDT), a leading provider of wholesale and retail telecommunications services with annual revenues over $2.4 billion. IDT also enables computer users to place calls via the Internet to a regular telephone through its Net2Phone (NASDAQ: NTOP) subsidiary. Prior to joining IDT in January 2000, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999, where he served as the chairman of the firm’s New York Office business department. Concurrent to his tenure at Morrison & Foerster, Mr. Greenstein served as General Counsel and Secretary of Net2Phone from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee to the Ontario Securities Commission from 1992 through 1996. From 1991 to 1992, Mr. Greenstein served as counsel to the Ontario Securities Commission. Mr. Greenstein currently serves on the Board of Advisors of the Columbia Law School Center on Corporate Governance and as Chairman of the Board of Broadband Maritime, Inc. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School. Mr. Greenstein was appointed to our Board of Directors in September 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NAMED NOMINEES.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Members of our Board of Directors have not received compensation for attendance at board meetings and do not currently receive cash compensation in any form, except for reimbursement of travel expenses. Commencing in fiscal 2005, each independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide) will receive $6,000 per year in compensation at the end of each fiscal year, so long as the Director attends at least 75% of the Board of Director meetings during such fiscal year. In order to attract and retain qualified persons to our board, in January 2004, we established a stock option plan for our non-executive board members. The plan provides for the granting of five-year options to purchase our stock at 100% of fair market value at the date of grant. Under the plan, each non-executive director receives options to acquire 5,000 shares upon becoming a board member and 5,000 shares each year thereafter while serving as a director. For joining the Board at a point partially within a year, the award is pro rated.

Board of Directors and Committees

The Board of Directors has determined that each of Messrs. Ashman, Fagenson, Greenstein and Harrison is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide).

The Board of Directors held two meetings in Fiscal 2004. In Fiscal 2004, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total

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number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All but one of the directors constituting the Board of Directors at the time of the 2004 annual meeting of stockholders attended the 2004 annual meeting of stockholders.

Audit Committee

The Audit Committee is comprised of Mr. Ashman and Mr. Harrison, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm and overseeing the accounting and financial reporting process of the Company. Each of the members of this Committee is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). Mr. Ashman serves as Chairman of the Audit Committee and, as determined by our Board of Directors, qualifies as a “financial expert” as defined in Item 401 under Regulation S-B of the Securities Act of 1933. The Audit Committee held five meetings during the fiscal year 2004.

Compensation and Management Resources Committee

The Compensation and Management Resources Committee consists of Mr. Fagenson, Mr. Greenstein and Mr. Harrison, and is responsible for, among other things, reviewing (a) all compensation arrangements for the executive officers of the Company and (b) the Company’s stock option plans. Each of the members of the Compensation Committee is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). Mr. Harrison serves as Chairman of the Compensation Committee. The Compensation Committee held one meeting during the fiscal year 2004.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. Greenstein and Mr. Harrison, both of whom are independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). Mr. Harrison serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Nominating and Corporate Governance Committee held one meeting during the fiscal year 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the year ended December 31, 2004, except for Mr. Harrison (in connection with a grant of 6,250 options) and Mr. Ashman (in connection with a grant of 5,000 options).

Code of Ethics

On January 5, 2004, our Board of Directors adopted a Code of Ethics for our employees and management, including our Chief Financial Officer and Chief Executive Officer. A copy of the Code of Ethics is available on the Investors/Corporate Governance section of our web site, www.documentsecurity.com.

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DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Charters section of our web site, www.documentsecurity.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Chairman of the Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. The Committee is willing to consider candidates recommended by stockholders pursuant to its policies. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any security holder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc. Nominating and Corporate Governance Committee at 28 East Main Street, Suite 1525 Rochester, New York 14614, not later than (i) with respect to an election to be held at the 2006 annual meeting of stockholders, January 2, 2006 and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems Board of Directors, Attention: Patrick White, Chairman of the Board, Document Security Systems, Inc, 28 East Main Street, Suite 1525 Rochester, New York 14614. All communications made by this means will be received by the Chairman of the Board.

COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

No current member of the Compensation and Management Resources Committee is now an officer or an employee of the Company or any of its subsidiaries.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report and Accounting Fees shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of two independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors on January 5, 2004.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2004, as well as the quarterly unaudited financial statements.

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We have reviewed and discussed with management and the independent public accountants the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the independent public accountants the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the independent public accountants such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 and other auditing standards generally accepted in the United States, the corporate governance standards of the American Stock Exchange and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1 of the Independence Standards Board, and have discussed with the independent public accountants their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by the independent public accountants.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, be filed with the Securities and Exchange Commission.

Timothy Ashman, Audit Committee Chairman
Alan E. Harrison

EXECUTIVE OFFICERS

The persons who are serving as executive officers of the Company as of October 24, 2005 are Patrick White, Chief Executive Officer and President; Thomas Wicker, Vice President, Chief Technology Officer and Secretary; Philip Jones, Controller and Principal Accounting Officer.

EXECUTIVE AND MANAGEMENT COMPENSATION

The following table reflects compensation paid or payable for fiscal years 2004 and 2003 with respect to the Company’s chief executive officer.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Awards	Payouts

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options/LTIP SARs Payout		All Other Compensation

Patrick White, Chief Executive Officer and President(1)	2004	$125,354	—	—	—	30,000	(2)	—
	2003	75,000	—	—	—	—		—
	2002	31,250	—	—	—	—		—

(1)	Mr. White’s employment commenced on August 1, 2002.
(2)
Represents options to acquire shares of common stock granted to Mr. White, of which 20,000 have vested and 10,000 are subject to future vesting requirements. The exercise price of the options is $7.25.

The Chief Executive Officer who served prior to Mr. White is no longer employed by the Company. No other executive officer had compensation equal to or in excess of $100,000 in fiscal 2004.

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Option Grants in Fiscal Year Ended December 31, 2004

Individual Grants in Last Fiscal Year

Name	Number of Securities Underlying Options	Percent of Total Options to Employees in Fiscal Year (%)	Exercise Price ($/Sh)	Expiration Date

Patrick White	30,000	100%	$7.25	6/10/09

Aggregated Option Exercises And Fiscal Year-End Option Values

The following table sets forth information concerning the number of options owned by the Chief Executive Officer. No options were exercised by the Chief Executive Officer during the fiscal year ended December 31, 2004. None of the options owned by the Chief Executive Officer were in-the-money at the end of fiscal year 2004.

	Number of Securities Underlying Unexercised Options at December 31, 2004
Name	Exercisable	Un-exercisable

Patrick White	10,000	20,000

Employment Agreement

Effective June 10, 2004, we entered into a new employment agreement with Patrick White, who serves as our Chairman, Chief Executive Officer, President and interim Chief Financial Officer. The agreement was negotiated and approved by the Compensation Committee of the Board of Directors. The agreement is for a term of five years, with an annual base salary of $150,000, with automatic increases at the rate of not less than 10% per year. Under the agreement, Mr. White also was granted 30,000 options, which vest at the rate of 10,000 immediately, and thereafter 10,000 per year. The grant of these options was ratified by the vote of our stockholders in conjunction with their approval of the 2004 Employee Stock Option Plan at our 2004 annual stockholders meeting. In the event that Mr. White is terminated without cause or his duties are materially changed without his consent or there is a change of control of the Company, he will be entitled to 18 months salary. The agreement also provides for non-competition and non disclosure by Mr. White in favor of the Company. A change of control is defined as (i) the Board of Directors of the Company approves of (A) any merger, consolidation, reorganization or other business combination of Company where the pre transaction stockholders of the Company do not continue to own 50.1% of the post transaction outstanding shares of Common Stock having the right to vote in an election of Company’s Board of Directors, (B) the sale, exchange, transfer or other disposition of all or substantially all of the assets of Company (in one transaction or a series of transactions contemplated by any party as a single plan), or (C) any plan or proposal for the liquidation or dissolution of Company; or (ii) any person or entity, together with all “affiliates” and “associates” (as defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”)) of such person or entity, shall become the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of Company representing 50.1% or more of either (A) the combined voting power of Company’s then outstanding securities having the right to vote in an election of Company’s Board of Directors (“Voting Securities”) or (B) the then outstanding shares of all classes of stock of Company.

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Equity Compensation Plan Information

The following table provides information as of December 31, 2004 with respect to securities that may be issued under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders
2004 Employee Stock Option Plan	63,000	$6.48	137,000
2004 Non-Executive Director Plan	23,750	4.59	76,250
Equity compensation plans not approved by security holders
Contractual warrants for services(1)	1,032,500	3.29	—

Total	1,119,250	$ 3.50	213,250

(1) All of these warrants were issued during fiscal year 2003. Of such 1,032,500 warrants, 681,716 had been exercised as of October 24, 2005 and are no longer outstanding.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Effective June 2004, we entered into employment agreements with Mr. Patrick White, Thomas Wicker and Mr. David Wicker. As part of Mr. White’s employment agreement, he was granted 30,000 options, of which 10,000 vested at the time of the grant and the balance of 20,000 vest in two equal annual installments. The grant of these options was ratified by the vote of our stockholders in conjunction with their approval of the 2004 Employee Stock Option Plan at our annual meeting, which was held on December 17, 2004. The options are exercisable at $7.25 per share and expire in June 2009.

Effective January 1, 2004, we entered into an agreement with members of the Wicker Family, which amended an agreement dated November 1, 2000. The amendment terminated the Wickers’ rights to future royalties and license fees. We paid a total of $90,000 to various members of the Wicker Family as consideration for their waiver of future payments. Of the $90,000, $10,000 was paid directly to Thomas Wicker, who is a director and executive officer of the Company and $10,000 to David Wicker, who is an executive of the Company. The Estate of Ralph Wicker and three other Wicker Family members received the balance of $70,000.

In November 2004, we refinanced an outstanding loan and line of credit, which had principal balances totaling approximately $259,000. The loan and line of credit had been secured by the assets of our subsidiary, Lester Levin, Inc. and were personally guaranteed by Patrick White. The refinanced loan did not require Mr. White’s personal guaranty.

In December 2004, we entered into a definitive binding agreement with members of the Wicker Family, which effectively provided that we had obtained the legal ownership of certain technology (including patent ownership rights) previously held by the Wicker Family. The members of the Wicker Family that executed the agreement were The Estate of Ralph Wicker, Mary Wicker, Thomas Wicker, David Wicker, Christine Wicker, Kenneth Wicker and Michael Caton. The agreement with the Wicker Family provides that the Company will retain 70% of the future economic benefit derived from the exploitation of the technology, which may include licensing or royalty rights, patent or other infringement suits or enforcement actions, and the Wicker Family will receive 30% of such economic benefit, on a gross basis. The agreement further provided that Wicker Family may not enter into any new assignments or licenses with respect to the technology.

In February 2005, the Company purchased various legal ownership and economic interests in certain technology (patents and trade secrets) from 40 persons and entities who had previously obtained these rights

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from the Wicker Family. The technologies related to these interests include patent rights and trade secrets in certain document anti-fraud and anti-counterfeiting technology that the Company had partially owned prior to the transaction. The Company issued an aggregate of 541,460 shares of Common Stock for the rights of the interest holders to secure 100% of the ownership rights and approximately 88% of the economic rights to these technologies. The value of the shares of Common Stock was determined based upon the closing price of the shares of the Common Stock on the American Stock Exchange on February 15, 2005 of $7.25 per share. The total aggregate fair value of the acquisition of the interests from the interest holders was $3,925,585.

On September 9, 2005, the Company issued approximately 62,500 shares of its common shares to acquire Secured Document Systems, Inc. (“SDS”). SDS is an entity that holds various economic rights to several of the Company’s patents, which it had previously obtained from the Wicker Family. In addition, SDS operates the Internet web site ProtectedPaper.com, which sells secured document solutions, including the Company’s safety paper.

On August 26, 2005, the Company agreed to issue 150,000 of restricted shares of Common Stock to Strategic Resource Advisory Services, LLC, a subsidiary of IDT Corporation, in exchange for services and support, including the payment of substantially all of the legal expenses associated with the Company’s lawsuit with the European Central Bank, with certain limitations. Ira A. Greenstein, a member of the Company’s Board of Directors, is an executive officer and director of IDT Corporation. As of October 24, 2005, the 150,000 shares had not been issued by the Company.

PROPOSAL 2 — AMENDMENT TO THE DOCUMENT SECURITY SYSTEMS
2004 STOCK OPTION PLAN

We are asking for your approval of the amendment to the Document Security Systems 2004 Employee Stock Option Plan (as amended and restated, the “Amended 2004 Plan”), that will, among other things, (i) increase the shares available for award under the Amended 2004 Plan by 1,000,000 and (ii) permit restricted stock to be issued under the Amended 2004 Plan. The Company’s Board of Directors adopted the Amended 2004 Plan on July 14, 2005, subject to stockholder approval, and directed that it be submitted to stockholders for approval at the 2005 annual stockholders meeting.

The Board of Directors believes the proposed amendment is necessary to provide the Company with sufficient reserve of shares of Common Stock for future awards needed to attract and retain the services of key employees, directors and consultants to the Company essential to the Company’s long-term success. Approval of the Amended 2004 Plan will also ensure that one of the conditions necessary to securing tax deduction for compensation paid under the Amended 2004 Plan is met. Section 162(m) of the Code imposes a limit on the tax deductibility by a company of compensation in excess of $1,000,000 in any year paid to a person whose compensation is required to be disclosed in the Summary Compensation Table. The limit does not apply to performance-based compensation, such as compensation received from the exercise of stock options, if certain conditions, including stockholder approval, are met.

A full copy of the Amended 2004 Plan is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

New Plan Benefits

Set forth below is a summary of the awards to be received by certain officers and employees under the Amended 2004 Plan. The options are subject to the terms of the Amended 2004 Plan as described above and are subject to the approval of the Amended 2004 Plan submitted for approval to the stockholders at the 2005 annual stockholders meeting. The Company cannot now determine the number of stock options or restricted stock awards to be granted in the future under the Amended 2004 Plan.

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Amended 2004 Plan

Name and Position	Number of Options

Philip Jones, Controller and Principal Accounting Officer	15,000
Executive Officers as a Group	15,000
Non-Executive Officers and Employees as a Group	52,000

Vote Required for Approval

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of the Amended 2004 Plan. If stockholders do not approve the Amended 2004 Plan, grants using shares authorized by the Amedned 2004 Plan will not be made.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED 2004 PLAN AS DESCRIBED ABOVE.

 PROPOSAL 3 — AMENDMENT TO DOCUMENT SECURITY SYSTEMS
2004 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

We are asking for your approval of the amendment to the Document Security Systems 2004 Non-Executive Director Stock Option Plan, (as amended and restated, the “Amended 2004 Non-Executive Director Plan”), that will, among other things, permit restricted stock to be issued under the Amended 2004 Non-Executive Director Plan. The Board of Directors believes the proposed amendment is necessary to provide the Company with sufficient resources needed to attract and retain the services of non-executive directors essential to the Company’s long-term success.

New Plan Benefits

The Company cannot now determine the number of stock options and restricted stock awards to be granted in the future under the Amended 2004 Non-Executive Director Plan.

Vote Required to Approve the Amended 2004 Non-Executive Director Plan

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of the Amended 2004 Non-Executive Director Plan. If stockholders do not approve the Amended 2004 Non-Executive Director Plan, restricted stock grants will not be made under that plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED 2004 NON-EXECUTIVE DIRECTOR PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 4 —
RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for Fiscal 2005.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of shares of Common Stock voting at the 2005 annual stockholders meeting in person or by proxy, management will review its future selection of the Company’s independent registered public accounting firm.

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Information regarding our change in accounting firm is contained in our Form 10-KSB, which was filed wit the Securities and Exchange Commission on March 31, 2005, and is incorporated by reference herein.

A representative of Freed Maxick & Battaglia, CPAs, PC is expected to be present at the 2005 annual stockholders meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC for the audit of our annual financial statements, review of financial statements included in our quarterly reports and other fees that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2004 and 2003 were $73,400 and $41,500, respectively. Our previous principal accountant, Michael F. Cronin, CPA billed $10,285 for professional services in 2003. Freed, Maxick, & Battaglia, CPAs, PC was engaged as our principal accountant effective January 4, 2004, and their services included auditing the financial statements contained in their report on Form 10-KSB for the fiscal years ended December 31, 2004 and 2003.

Audit Related Fees

The aggregate fees billed for other related services by our principal accountant, Freed Maxick & Battaglia, CPAs, PC and Michael F. Cronin, CPA, that are reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2004 and 2003 were $-0- and $-0-, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant Freed Maxick & Battaglia, CPAs, PC for tax compliance, tax advice and tax planning during the years ended December 31, 2004 and 2003 were $11,100 and $0, respectively. No fees for tax services were billed by Michael F. Cronin, CPA.

All other Fees

No other fees were billed by our principal accounting firms for the years 2004 and 2003.

Audit Committee

Our Audit Committee, since January 4, 2004, approved, in advance, all work performed by our principal accountant, Freed Maxick & Battaglia, CPAs, PC. Prior to January 4, 2004, our board of directors, which had functioned as our Audit Committee, approved, in advance, all work performed by our then principal accountant, Michael F. Cronin, CPA.

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for ratification of the appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

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ANNUAL REPORT

The Annual Report of the Company for fiscal 2004 year ended December 31, 2004 on a Form 10-KSB, as amended, accompanies this Notice of Annual Meeting and Proxy Statement.

FUTURE PROPOSALS OF SECURITY HOLDERS

The 2006 annual meeting of stockholders will be held on May 2, 2006. All proposals of security holders intended to be presented at the 2006 annual meeting of stockholders must be received by the Company not later than January 2, 2006. Under SEC rules, you must have held for one year at least 2,000 shares or 1% of our outstanding stock in order to submit a proposal.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of this proxy is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at (585) 325-3610, or send a written request to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614. If you have received only one copy of the proxy statement and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

Stockholders are urged to mark, sign and send in their proxies without delay.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 2004 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, DOCUMENT SECURITY SYSTEMS, INC., 28 EAST MAIN STREET, SUITE 1525, ROCHESTER, NEW YORK 14614.

By Order of the Board of Directors
Patrick White
Chairman and Chief Executive Officer

Rochester, New York
November 14, 2005

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APPENDIX A

DOCUMENT SECURITY SYSTEMS, INC.
2004 EMPLOYEE STOCK OPTION PLAN

Amended and Restated as of December 8, 2005

1.  Purpose.     The purpose of the 2004 Employee Stock Option Plan, as amended and restated (the “Plan”), is to advance the interests of DOCUMENTS SECURITY SYSTEMS, INC., a New York corporation (the “Company”), by strengthening the Company’s ability to attract and retain in its employ or as consultants people of training, experience and ability, and to furnish additional incentives to Employees (as such term is hereinafter defined) of the Company and its subsidiaries upon whose judgment, initiative and efforts the successful conduct and development of its business largely depends, by encouraging them to become owners of the capital stock of the Company.

Accordingly, the Company may, from time to time, grant to such Employees as may be selected in the manner hereinafter provided, options to purchase the shares of the Company’s common stock, $.02 par value (“Common Stock”) and/or restricted shares of Common Stock upon the terms and conditions hereinafter established. The options to be granted may, at the discretion of the Company, be designated to be options which will qualify for incentive stock option treatment under the Internal Revenue Code as amended from time to time and the rules and regulations of the Internal Revenue Service (“ISOs”) or options which will not so qualify (“Non-ISOs”). Except as otherwise indicated, the terms and conditions hereinafter established will apply to ISOs and Non-ISOs.

2.  Amount and Source of Stock.     The aggregate number and class of shares which may be the subject of options grants pursuant to the Plan is 1,200,000 shares of Common Stock (the “Shares”), subject to adjustment as provided in Paragraph 11. The Shares may be reserved or made available from the Company’s authorized and unissued Common Stock or from Common Stock reacquired and held in the Company’s treasury. In the event that any option or award of restricted stock granted hereunder shall terminate prior to its exercise in full, for any reason, including, without limitation, an option exchange pursuant to Paragraph 14 hereof, or in the event any Shares issued upon the exercise of an option granted hereunder shall be reacquired by the Company as provided in Paragraph 13 hereof, then the Shares subject to the option so exercised or the Shares so reacquired or Shares of restricted stock shall be added to the Shares otherwise available for issuance under the Plan.

3.  Administration of the Plan.     The Plan shall be administered by the Board of Directors of the Company (the “Board”), or if so designated by resolution of the Board, by a committee selected by the Board (the “Committee”), and to be composed of not less than two members to be appointed from time to time by such Board. References to the Board shall include the Committee, if so delegated, with respect to administration of the Plan.

The Board shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it, to determine the Employees to whom options may be granted under the Plan, to determine whether each option will be an ISO or Non-ISO, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Board shall have full authority to amend the Plan; provided, however, that any amendment that (i) increases the number of Shares that may be the subject of stock options or restricted stock granted under the Plan, (ii) expands the class of individuals eligible to receive options or restricted stock under the Plan, (iii) increases the period during which options or restricted stock may be granted or the permissible term of options under the Plan, or (iv) decreases the minimum exercise price of such options, shall only be adopted by the Board, subject to shareholder approval. No amendment to the Plan shall, without the consent of the holder of an existing option or shares of restricted stock, materially and adversely affect his rights under any option or restricted stock. The date of which the Board adopts resolutions granting an option or shares of restricted stock to a specified individual shall constitute the date of grant of such option or shares of restricted stock (the “Date of Grant”); provided, however, that if the grant of an option or shares of restricted stock is made subject to the occurrence of a subsequent event (such as, for example, the

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commencement of employment), the date on which such subsequent event occurs shall be the Date of Grant. The adoption of any such resolution by the majority of the members of the Board shall complete the necessary corporate action constituting the grant of said option and / or shares of restricted stock.

4. (a)  Eligibility.     Officers, employees and consultants of the Company or subsidiaries of the Company (collectively, “Employees”) shall be eligible to receive options and restricted stock hereunder; provided, however, that no option, designated as an ISO, shall be granted hereunder to: (i) any person who, together with his spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of such option and assuming its immediate exercise, would beneficially own, within the meaning of Section 425(d) of the Internal Revenue Code of 1954, as amended (the “Code”), securities of the Company possessing more than ten percent (10%) of the total combined voting power of all of the outstanding stock of the Company (a “Ten Percent Shareholder”), unless such an option granted to the Ten Percent Shareholder satisfies the additional conditions for options, designated as an ISO, granted to Ten Percent Shareholders set forth in subparagraphs 5(a) and 6(a) or (ii) consultants. For purposes of the Plan, a subsidiary shall mean any corporation of which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares of capital stock normally entitled to vote for the election of directors and any partnership of which the Company or a corporate subsidiary is a general partner.

(b) Notwithstanding anything to the contrary herein, the Board shall only grant an option designated as an ISO to such persons who are eligible to receive an ISO pursuant to Section 422A of the Code.

5. (a)  Option Price; Maximum Grant; Vesting.     The exercise price for the Shares purchasable under options, designated as an ISO, granted pursuant to the Plan shall not be less than 100%, or, in the case of an option designated as an ISO granted to a Ten Percent Shareholder, 110%, of the fair market value per share of the Shares subject to option under the Plan at the Date of Grant, as determined by the Board in good faith. The Board shall consider the fair market value to be closing price of the Common Stock on the date the option is granted (if listed on a national securities exchange), the representative closing bid price as reported by NASDAQ or the National Quotation Bureau, Inc. or such other reasonable method based on market quotations. The exercise price for the Shares purchasable under options, designated as Non-ISOs, granted hereunder shall be determined by the Board, which determination shall be made in the Board’s sole discretion, acting in good faith. The exercise price for options granted pursuant to the Plan shall be subject to adjustment as provided in Paragraph 11.

(b) With respect to those options designated as an ISO granted pursuant to the Plan, the aggregate fair market value, determined as of the Date of Grant, of the Shares subject to such options which may be granted to an individual and which are initially exercisable in any one calendar year, under this Plan and all other stock option plans of the Company and of any parent or subsidiary of the Company pursuant to which incentive stock options may be granted, shall not exceed $100,000.

(c)      The Board may adopt a vesting schedule as it may determine in connection with any option or shares of restricted stock granted under the Plan; provided, however, in no event shall an option designated an ISO vest more than $l00,000 in any one year, determined at the time of grant.

6. (a)  Term of Option; Granting of Options and Restricted Stock.     Subject to the provisions of the Plan, the Board shall have absolute discretion in determining the period during which, the rate at which, and the terms and conditions upon which any option granted hereunder may be exercised, and whether any option exercisable in installments is to be exercisable on a cumulative or non-cumulative basis; provided, however, that no option granted hereunder shall be exercisable for a period exceeding ten (10) years or, in the case of an option granted to a Ten Percent Shareholder five (5) years, from the Date of Grant. Unless the resolution granting an option provides otherwise, each option granted hereunder shall, subject to the provisions of Paragraph 9 hereof, be exercisable for a period of ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant.

(b) The grant of options and/or restricted stock by the Board shall be effective as of the date on which the Board shall authorize the granting of such option and / or restricted stock; provided, however, that no option or restricted stock granted hereunder shall be exercisable unless and until the holder shall enter into an individual option agreement or restricted stock agreement, as applicable, with the Company, which shall set

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forth the terms and conditions of such granting of option or restricted stock. Each such agreement shall expressly incorporate by reference the provisions of this Plan.

7.  Exercise of Options.     An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail, by overnight delivery or by hand, or by any other delivery method acceptable to the Secretary, to the Secretary of the Company at its then principal office. Said notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 12(b), and (ii) payment in full of the aggregate option price. Such payment shall be in the form of (i) cash or a certified check (unless such certification is waived by the Company) payable to the order of the Company in the amount of the aggregate option price; (ii) shares of Common Stock having a fair market value equal to the aggregate option price; or (iv) a combination of these methods of payment, including a cashless exercise procedure as approved by the Company; provided, however, that in the case of an ISO, the medium of payment shall be determined at the time of grant and set forth in the applicable option agreement. Delivery of said notice shall constitute an irrevocable election to purchase the Shares specified in said notice, and the date on which the Company receives the last of said notice, documentation and the aggregate option exercise price for all of the Shares covered by the notice shall, subject to the provisions of Paragraph 12 hereof, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this Paragraph 7.

8.  Stock Appreciation Rights and Other Option Provisions.     The form of option agreement and the form of restricted stock agreement authorized by the Plan may contain such other provisions as the Board may, from time to time, determine. Without limiting the foregoing, at the discretion of the Board, each option agreement may provide for a stock appreciation right under which the optionee may elect to have the Company cancel all or any portion of any option then subject to exercise, in which event the Company’s obligation in respect of such option then subject to exercise may be discharged either by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value at the time of cancellation of the shares subject to the option or portion thereof so canceled over the aggregate purchase price of such shares as set forth in the option agreement, (ii) the issuance or transfer to the optionee of shares of Common Stock of the Company with a fair market value at such time equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Board in its discretion. Stock appreciation rights may, in the discretion of the Board, also be granted independent of any grant of options hereunder. In the event of a cancellation of all or a portion of an option pursuant to this subsection, the number of shares as to which such option was canceled shall not again become available for use under the Plan.

9.  Exercise and Cancellation of Options Upon Termination of Employment or Death.     Except as set forth below, if a holder shall voluntarily or involuntarily terminate his service as an Employee, the option of such holder shall terminate upon the date which is the earlier of (i) three months after such termination of employment or consultancy or (ii) the expiration date of such option. If the termination of employment is due to retirement (as defined by the Board in its sole discretion), the holder shall have the privilege of exercising any option which the holder could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within three (3) months of the holder’s retirement. If the termination of employment or consultancy is due to disability (to an extent and in a manner as shall be determined by the Board or, if so designated, the Committee, in its sole discretion), he (or his duly appointed guardian or conservator) shall have the privilege of exercising any option that he could have exercised on the day upon which he ceased to be an Employee; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the termination of his employment or consultancy with the Company or any subsidiary of the Company. If the termination of employment or consultancy is due to the death of the holder, the duly appointed executor or administrator of his estate shall have the privilege at any time of exercising any option that the holder could have exercised on the date of his death; provided, however, that such exercise must be accomplished within the term of such

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option and within one (1) year of the holder’s death. For all purposes of the Plan, an approved leave of absence as determined by the Board (for an ISO as defined under the Code or Regulations) shall not constitute interruption or termination of employment or consultancy. Notwithstanding anything to the contrary herein, if the employment or consultancy of an Employee is for “cause” as determined in good faith by the Board, then all options held by such terminated Employee shall be deemed cancelled and terminated in full on the date of termination. For purposes hereof, the term “cause” shall mean any of the following: (i) a violation of an Company policy regarding insider trading or other violations related to the state or federal securities laws or regulations; (ii) any act of fraud or dishonesty related to the Employee’s employment or consultancy; (iii) a violation of any Company policy or federal or state law or regulation related to sexual or racial or age discrimination or sexual or racial harassment; or (iv) conviction by the court of law of a felony, whether or not related to the Employee’s employment.

Nothing contained herein or in any option agreement or restricted stock agreement shall be construed to confer on any option holder any right to be continued in the employ of the Company or any subsidiary of the Company or derogate from any right of the Company or any subsidiary of the Company to retire, request the resignation of or discharge such option holder, or to lay off or require a leave of absence of such option holder (with or without pay), at any time, with or without cause.

10.  Non-transferability of Options and Restricted Stock.     No option or shares of restricted stock granted under the Plan shall be sold, pledged, assigned or transferred in any manner except by the grantee thereof and to the extent that options may be exercised by an executor or administrator as provided in Paragraph 9 hereof. An option may be exercised, during the lifetime of the holder thereof, only by such holder or his duly appointed guardian or conservator in the event of his disability.

11. (a)  Adjustments Upon Changes in Capitalization.     If the outstanding Common Stock are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue additional Common Stock as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the option price of such options shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change in the aggregate exercise price applicable to the unexercised portion of any such outstanding option. Distributions to the Company’s stockholders consisting of property other than Common Stock and distributions to shareholders of rights to subscribe for Common Stock shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Board, with the determination thereof being conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement or restricted stock agreement shall be construed to affect in any way the right or power of the Company to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

(b) If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreements governing such merger or consolidation do not provide for the substitution of new options or other rights in lieu of the options granted hereunder or for the express assumption of such outstanding options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the holder of any option theretofore granted under this Plan shall have the right not less than five (5) days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to any installment provision that may have been made part of the terms and conditions of such option; provided that any conditions precedent to such exercise set forth in any option agreement granted under this Plan, other than the passage of time, have been satisfied. In any such event, the Company will mail or cause to be mailed to each holder of an option hereunder a notice specifying the date that is to be fixed as of which all holders of record of the Shares shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to such merger, consolidation, dissolution or liquidation. Such notice shall be

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mailed at least ten (10) days prior to the date therein specified. In the event any then outstanding option is not exercised in its entirety on or prior to the date specified therein, all remaining outstanding options granted hereunder and any and all rights thereunder shall terminate as of said date.

12. (a)  General Restrictions.     No option granted hereunder shall be exercisable if the Board shall, at any time and in its sole discretion, determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of such events, the exercisability of such options shall be suspended and shall not be effective unless and until the grantee of such option has paid such withholding tax or listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Board in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

(b) The Board may require, as a condition to the right to exercise an option, that the Company receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the Shares are being purchased by the holder only for investment and without any present intention to sell or otherwise distribute such Shares and that the option holder will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

13. (a)  Restrictions on Transfers of Shares; Repurchase by the Company.     Without the prior written consent of the Company, the individual exercising an option hereunder shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Shares acquired upon the exercise of options hereunder or any interest in any such Shares, other than pursuant to a cashless exercise, prior to seven (7) months following the date of such exercise. In the event that during the first six (6) months of such period the option holder shall, for any reason (other than death), cease to be an Employee, then forthwith upon the occurrence of such event, the Company shall have the right for the duration of such seven month period to repurchase from the option holder, and upon the exercise of such right, the option holder shall be required to sell to the Company, all such Shares owned by him which are then subject to restriction under this subparagraph 13(a) for a price equal to the aggregate exercise price paid for such Shares. The Company may exercise its right to repurchase Shares by mailing a notice of exercise to the option holder prior to the expiration of the Company’s repurchase right. In the event the Company repurchases such Shares, the certificate or certificates evidencing such Shares shall forthwith be delivered to the Company against receipt from the Company of full payment of the foregoing exercise price therefor.

(b) The certificate or certificates delivered to individuals who exercise options hereunder to evidence shares acquired upon any exercise of an option (as provided in Paragraph 7 hereof) shall bear, in addition to any restrictive legend required by subparagraph 12(b) hereof, a legend summarizing the restrictions set forth in subparagraph (a) of this Paragraph 13.

(c) In the event of the death of an option holder, all restrictions set forth in subparagraph (a) and provided for in subparagraph (b) of this paragraph shall terminate forthwith with respect to any and all Shares owned by such holder at the date of his death, but neither the termination of such restrictions upon the death of the holder nor any lapse of restrictions upon the expiration of any period specified in subparagraph 13(a) hereof shall affect the obligations of the holder (or his executor or administrator) to comply with the requirements of subparagraph 12(b) in connection with any sale or other disposition of any such shares.

(d) Anything in the Plan to the contrary notwithstanding, the Board shall have the power, in its discretion, to lessen or eliminate the period of time during which the transfer of a holder’s Shares is restricted under, and/or to eliminate or modify in the holder’s favor the Company’s right to repurchase shares pursuant to this Paragraph 13, whether before or after any option is granted or exercised hereunder.

14.  Exchange of Options.     The Board shall have the right to grant options or restricted stock hereunder that are granted subject to the condition that the grantee shall agree with the Company to terminate or forfeit

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all or a portion of another option or options or shares of restricted stock previously granted under the Plan. The Shares of restricted stock and the Shares that had been issuable pursuant to the exercise of the option terminated in such an exchange shall, upon such termination, again become available for issuance under the Plan.

15.  Termination.     Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on a date which is ten (10) years from the date of the original adoption hereof by the Board, and no options under the Plan shall thereafter be granted, provided, however, the Board at any time may, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan shall, without the consent of the holder of an existing option or shares of restricted stock, materially and adversely affect his rights under such option or restricted stock.

16.  Submission for Shareholder Approval.     The Plan was submitted to the shareholders of the Company for approval in accordance with the applicable provisions of the New York Business Corporation Law as promptly as practicable and in any event within one year after the date of the original adoption hereof by the Board. Any options granted hereunder prior to such shareholder approval were not be exercisable until such approval was obtained.

17.  Governing Law.     The terms and conditions of this Plan and all options and restricted stock granted hereunder shall be governed by the laws of the State of New York.

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APPENDIX B

DOCUMENT SECURITY SYSTEMS, INC.
2004 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

Amended and Restated as of December 8, 2005

1.	PURPOSE

The purpose of the 2004 Non-Executive Director Stock Option Plan (the “2004 Non-Executive Director Plan”) is to provide a means by which (i) each member of the Board of Directors of DOCUMENT SECURITY SYSTEMS, INC., a New York corporation (the “Company”), who is not otherwise a full-time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a “Non-Executive Director”) and (ii) each person appointed as a member of any Advisory Board established or maintained by the Company or the Board of Directors of the Company who is not otherwise an employee of the Company or any subsidiary of the Company or an Outside Director (each such person being hereinafter referred to as an “Advisor”) will be provided a means by which such person can be awarded restricted shares of Common Stock or options to purchase Common Stock, $.02 par value per share, of the Company (“Common Stock”). The Company, by means of the 2004 Non-Executive Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors and as Advisors, and to provide incentives for such persons to exert maximum efforts for the long-term success of the Company.

2.	ADMINISTRATION

(a) The 2004 Non-Executive Director Plan shall be administered by a committee of the Board of Directors of the Company (the “Committee”) which shall at all times consist of not less than two (2) officers of the Company who are not entitled to participate in the 2004 Non-Executive Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.

(b) Grant of options under the 2004 Non-Executive Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the 2004 Non-Executive Director Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the 2004 Non-Executive Director Plan. A majority of the Committee’s members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3.	SHARES SUBJECT TO THE PLAN

There shall be reserved for issuance under the 2004 Non-Executive Director Plan an aggregate of 100,000 shares of Common Stock that may be acquired pursuant to options granted under the 2004 Non-Executive Director Plan or that may be issued as restricted shares of Common Stock under the Plan.

The Common Stock subject to the 2004 Non-Executive Director Plan may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any option or shares of restricted stock shall expire, terminate or be forfeited for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for granting under the 2004 Non-Executive Director Plan.

4.	ELIGIBILITY

Options and restricted stock shall be granted pursuant to the 2004 Non-Executive Director Plan only to (a) Non-Executive Directors and (b) Advisors. Non-Executive Directors shall not be entitled to receive additional Options or additional shares of restricted stock under this Plan for concurrently serving as Advisors.

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5.	NON-DISCRETIONARY GRANTS

(a) Grants to Outside Directors

Commencing on January 2, 2004, an Option to purchase (a) 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Non-Executive Director upon joining the Board of Directors (or if the director joined within one year prior to January 5, 2004, the initial grant shall be retroactive to the date of joining the Board) and (b) 5,000 shares of Common Stock shall be granted to each Non-Executive Director thereafter on January 2nd of each year; provided that any Non-Executive Director who has not served as a director for an entire year prior to January 2nd of such year shall receive an option to purchase a pro rata number of shares of Common Stock determined as follows:

Date of Membership	Options Granted

October 1 through January 2	1,250
July 1 through September 30	2,500
April 1 through June 30	3,750
January 3 through March 31	5,000

Notwithstanding the foregoing, the grant of options to Non-Executive Directors serving on the Board of directors prior to January 5, 2004 is hereby approved in accordance with the foregoing.

(b) Grants to Advisors

Commencing on January 5, 2004, an option to purchase 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Advisor on January 2nd of each year thereafter provided such individual has continually served as an Advisor for the 12-month period immediately preceding the date of the grant.

6.	OPTION PROVISIONS

Each option shall be evidenced by a written agreement (“Stock Option Agreement”) and shall contain the following terms and conditions:

(a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date (“Expiration Date”) five years from the date of grant. The term of each option may terminate sooner than such Expiration Date if the optionee’s service as a Non-Executive Director or Advisor terminates for any reason or for no reason. In the event of such termination of service the option shall terminate (i) for Non-Executive Directors, on the earlier of the Expiration Date or the date seven (7) months following the date of termination of service as a director and (ii) for Advisors on the earlier of the Expiration Date or the date three (3) months following the date of termination of service. If termination of service is due to optionee’s death, the option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee’s death. In any and all circumstances, an option may be exercised following termination of the optionee’s service as a Non-Executive Director or Advisor only as to that number of shares as to which it was exercisable on the date of termination of such services in accordance with the provisions of Subsection 7(e) of the 2004 Non-Executive Director Plan.

(b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such option on the date such option is granted. “Fair Market Value” of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System (“NMS”), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and listed on the small cap market of the Nasdaq Stock Market (“Nasdaq”), the per share closing bid price of the Common Stock on the date of grant as reported by Nasdaq (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii)

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if the Common Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq quotation system, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

(c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

(i) Payment of the exercise price per share in cash at the time of exercise; or

(ii) Payment by delivery of shares of Common Stock of the Company already owned by the optionee prior to the date of exercise, which Common Stock shall be valued at Fair Market Value on the date of exercise; or

(iii) Payment by a combination of the methods of payment specified in Subsections 7(c)(i) and 7(c)(ii) above, including a cashless exercise.

(d) An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

(e) Each option granted hereunder shall become exercisable commencing on a date which is one year from the date of grant; provided, however, in the event that the Director’s services are terminated for any reason except cause or death, including, without limitation, failure to be re-elected by the Company’s shareholders or resignation by the Director as part of a plan of merger or acquisition which has been approved by the Board of Directors, then all options held by such Director shall become immediately exercisable and shall terminate on a date which is three months from the date of termination.

(f) All options granted under the 2004 Non-Executive Director Plan shall be non-qualified stock options, and do not qualify as incentive stock options within the meaning of Section 422A(b), or any successor section, of the Internal Revenue Code of 1986, as amended.

7.	ACCELERATION OF OPTIONS

Notwithstanding any contrary installment period with respect to any option and unless the Board of Directors determine otherwise, each outstanding option granted under the 2004 Non-Executive Director Plan shall become exercisable in full for the aggregate number of shares covered thereby in the event: (i) the Board of Directors (or, if approval of the stockholders is required as a matter of law, the stockholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or Proposal for the liquidation or dissolution of the Company; or (ii) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (a) shall purchase any Common Stock (or securities convertible into the Company’s Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (b) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13(d)(3) in the case of rights to acquire the Company’s Securities); or (iii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at

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least a majority of the directors then still in office. The Stock Option Agreement evidencing options granted under the 2004 Non-Executive Director Plan may contain such provisions limiting the acceleration of the exercise of Options as provided in this Section 7 as the Board of Directors deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock received by a Non-Executive Director or Advisor from the Company.

8.	RIGHT OF COMPANY TO TERMINATE SERVICES AS A NON-EXECUTIVE DIRECTOR OR ADVISOR

Nothing contained in the 2004 Non-Executive Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director or Advisor any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director or Advisor at any time, with or without cause. Nothing contained in the 2004 Non-Executive Director Plan shall be construed as an agreement to employ any Director as an employee of the Company.

9.	NONALIENATION OF BENEFITS

No right or benefit under the 2004 Non-Executive Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

The Stock Option Agreements evidencing options may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding options and the option prices thereof in the event of changes in the outstanding Common Stock by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation, change in par value and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the 2004 Non-Executive Director Plan and the number of shares subject to nondiscretionary grants pursuant to Section 5 hereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

11. TERMINATION AND AMENDMENT

Unless the 2004 Non-Executive Director Plan shall theretofore have been terminated as hereinafter provided, no grant of options or restricted stock may be made under the 2004 Non-Executive Director Plan after a date which is ten years from the date of adoption of the 2004 Non-Executive Director Plan by the Board of Directors. The Board may, at any time, amend, alter, suspend or terminate the 2004 Non-Executive Director Plan; provided, however, that the Board may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 10 hereof) the maximum number of shares which may be issued under the 2004 Non-Executive Director Plan; (ii) extend the term of the 2004 Non-Executive Director Plan; (iii) materially increase the requirements as to eligibility for participation in the 2004 Non-Executive Director Plan; or (iv) materially increase the benefits accruing to participants under the 2004 Non-Executive Director Plan. No termination, modification or amendment of the 2004 Non-Executive Director Plan or any outstanding Stock Option Agreement or Restricted Stock Agreement may without the consent of the Non-Executive Director or Advisor to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

12. EFFECTIVENESS OF THE 2004 NON-EXECUTIVE DIRECTOR PLAN

The 2004 Non-Executive Director Plan became effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any

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grant of options under the 2004 Non-Executive Director Plan prior to such approval were expressly subject to the condition that the 2004 Non-Executive Director Plan shall have been so approved.

13. GOVERNMENT AND OTHER REGULATIONS

The obligation of the Company with respect to options and restricted stock shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

It is the Company’s intent that the 2004 Non-Executive Director Plan comply in all respects with Rule 16b-3 of the Securities and Exchange Act (as amended from time to time), Section 422 of the Internal Revenue Code and any regulations promulgated thereunder. If any provision of the 2004 Non-Executive Director Plan is later found not to be in compliance with said laws and regulations, the provisions shall be deemed null and void. In addition, the Board of Directors is hereby granted the explicit authority to amend or modify the 2004 Non-Executive Director Plan to comply with changes or modifications to any relevant rule or regulation of the Internal Revenue Service or Securities and Exchange Commission which may or has an effect upon the provisions of the 2004 Non-Executive Director Plan.

14. GOVERNING LAW

The 2004 Non-Executive Director Plan shall be governed by, and construed in accordance with, the laws of the State of New York.

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PROXY	DOCUMENT SECURITY SYSTEMS, INC. ANNUAL MEETING OF STOCKHOLDERS DECEMBER 8, 2005

The undersigned hereby appoints Patrick White and Thomas Wicker and each of them, proxies, with full powers of substitution to each to vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on December 8, 2005 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

1.	ELECTION OF DIRECTORS

Set forth below are the names of nominees who will be elected to serve until the next annual meeting of stockholders.

FOR all Nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)

Patrick White Thomas Wicker Timothy Ashman
Alan E. Harrison Robert B. Fagenson Ira A. Greenstein

2.
Proposal to Adopt an Amendment to the 2004 Employee Stock Option Plan that will, among other things, (i) increase the shares available for award under 2004 Employee Stock Option Plan by 1,000,000 and (ii) permit restricted stock to be issued under the 2004 Employee Stock Option Plan.

FOR	AGAINST	ABSTAIN

3.
Proposal to Adopt an Amendment to the 2004 Non-Executive Director Stock Option Plan that will, among other things, permit restricted stock to be issued under the 2004 Non-Executive Director Stock Option Plan.

FOR	AGAINST	ABSTAIN

4.	Proposal to Ratify the appointment of Freed Maxick & Battaglia, CPAs, PC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

FOR	AGAINST	ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

(Continue and sign on other side)

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(Continued from other side)

AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated as of November 14, 2005, receipt of which is hereby acknowledged.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR: (i) THE ELECTION OF SIX DIRECTORS; (ii) THE ADOPTION OF THE AMENDMENT TO THE 2004 EMPLOYEE STOCK OPTION PLAN; (iii) THE ADOPTION OF THE AMENDMENT TO THE NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN AND (iv) THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

Dated:	, 2005

Signature

Print Name
(Please date and sign exactly as accounts. Each joint owner should sign. Executors, administrators, trustees, etc. should also so indicate when signing.)

The proxy is solicited on behalf of the Board of Directors. Please sign and return in the enclosed envelope.